FINANCIAL INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSE), NET
NOTE 18    -       FINANCIAL INCOME (EXPENSE), NET

	Year ended December 31,
	2 0 2 2	2 0 2 1	2 0 2 0

Interest income	6,478	2,194	4,057
Financial expense related to the Convertible Senior Notes (Note 11)	(1,282)	(4,229)	(868)
Exchange rate gain (loss), net	3,469	(948)	(2,172)
Bank charges	(187)	(150)	(91)
Total	8,478	(3,133)	926